TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
TAX STATUS	TAX STATUS
The IRS has determined and informed the Company by a letter dated September 20, 2017 that the Plan was designed in accordance with the applicable regulations of the IRC. The Plan has been restated since receiving the determination letter. However, Plan management believes the Plan is designed and is currently being operated in compliance with the applicable provisions of the IRC. Therefore, Plan management believes the Plan was qualified and the related trust was tax-exempt as of the financial statement date.
U.S. GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain tax position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine income tax examinations. However, there are currently no audits for any tax periods in progress.